Exhibit 10.8

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

THIRD AMENDMENT

to the

LICENSE AND COMMERCIALISATION AGREEMENT

by and between

BIOTIE THERAPIES CORP.

Tykistökatu 6

20520 Turku

Finland

(Hereinafter referred to as “BioTie”)

and

H. LUNDBECK A/S

Ottiliavej 9

OK 2500 Valby

Denmark

(Hereinafter referred to as “Lundbeck”)

(Hereinafter each also referred to as “Party” or together as “Parties”)

Whereas:	On 23 May 2007 BioTie and Lundbeck entered into a License and Commercialisation Agreement (hereinafter the “Agreement”) regarding the commercialisation of Nalmefene, a specific opioid receptor antagonist developed by BioTie and its collaborators for the treatment of substance abuse disorders such as alcoholism and obsessive compulsive disorders, including but not limited to pathological gambling.

Whereas:	With this third amendment to the Agreement (hereinafter the “Amendment”) the Parties desire to extend the geographical territory of Lundbeck’s rights under the Agreement to cover also the Republic of Turkey.

NOW THEREFORE, the Parties hereby agree as follows:

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CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.	GENERAL

The Parties hereby acknowledge and agree to include this Amendment to be an integral part of the Agreement and extend, supplement, vary, change, modify and amend the Agreement as set forth herein. The change shall become effective only upon payment of the execution fee referred to in Section 3 below.

2.	AMENDMENTS TO THE AGREEMENT

The following Section of the Agreement shall be amended as set forth herein. The amendment below includes the complete text of the Section and replaces the previous text of the Section in its entirety.

2.1	Section 1.1.63

““Territory”– the world, excluding

•	North- and South Korea.”

3.	EXECUTION FEE

No later than five (5) days following the signing of this Amendment Lundbeck shall pay to BioTie a fixed sum of [*****] to BioTie’s bank account in [*****].

4.	MISCELLANEOUS

All other terms of the Agreement (including previous amendments) shall remain unchanged and in full force and effect. This Amendment shall come into force when it has been duly signed by both Parties.

In Copenhagen, Denmark and Turku, Finland on the dates set forth below.

BIOTIE THERAPIES CORP.	H. LUNDBECK A/S

/s/ Timo Veromaa	/s/ Anders Götzsche
Timo Veromaa	Anders Götzsche
President and CEO	EVP, Finance, IT & Communication
On th day of March 2009	On 3 day of April 2009

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